UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3346

Oppenheimer Series Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
VALUE FUND

SEMIANNUAL REPORT 4.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Value Index
6-Month	7.16%	1.00%	8.36%	9.61%
1-Year	19.16	12.31	20.44	20.90
5-Year	16.42	15.05	19.14	19.52
10-Year	7.02	6.39	7.67	7.95

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 7.16% during the reporting period. In comparison, the Russell 1000 Value Index (the “Index”) returned 9.61% during the same period. The Fund’s underperformance relative to the Index stemmed primarily from less favorable stock selection in the financials, energy and information technology sectors. The Fund outperformed the Index in the consumer discretionary sector, where stronger relative stock selection benefited.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and moderating housing activity. In May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. In addition, over the first four months of 2014, financial headlines were full of discussion of Fed policy, turmoil in Ukraine, and the implications of a slowdown in China.

The U.S. continued to grow at a moderate pace, but slowed over the first quarter of 2014. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March (in January 2014, Janet Yellen was confirmed as next Fed chairman).

FUND REVIEW

Top performing holdings for the Fund this reporting period included Delta Air Lines, Inc., Oracle Corp. and Cardinal Health, Inc. Delta Air Lines, the second largest airline in the United States by passenger volume, topped earnings expectations over the first half of the reporting period due mostly to lower than expected operating costs – partially related to falling jet fuel prices during the Spring months. Over the second half of the reporting period, Delta reported quarterly results ahead of Wall Street expectations, driven by strong revenue growth in both the domestic market

3      OPPENHEIMER VALUE FUND

and in Latin America. The management team also noted an improvement in 2014 operating margins, which helped push up analyst earnings expectations, providing the tailwind for share price gains. Oracle is a provider of enterprise software and computer hardware products and services. Shares rallied during a period in which the company reported a solid quarter and announced plans to acquire enterprise software company Responsys, bolstering its exposure to cloud based marketing software. Cardinal Health is a health care services company. The firm announced earnings in excess of consensus, driven primarily by strong results in the pharmaceuticals segment. Management raised guidance for fiscal year 2014, and initiated a $1 billion share repurchase program, which we believe should be accretive for investors. During the period, Cardinal also announced a joint venture with CVS focused on generic drug procurement, which was viewed positively by the market.

While individual detractors from absolute performance were limited this reporting period, the most significant included CIT Group, Inc. and NCR Corp. CIT is a commercial bank holding company that offers lending, leasing, debt restructuring, equipment financing and advisory services to small- and mid-sized businesses. Shares of CIT Group declined towards the end of the reporting period after the company reported a drop in net income due mostly to a narrowing of net interest margin – a key measure of profitability. NCR makes financial transaction machines and software. After performing positively for most of 2013, NCR took a pause during the fourth quarter as the firm announced disappointing revenue growth. The market also reacted negatively to NCR’s announced acquisition of Digital Insight, a leading provider of customer-facing digital banking software, due to concerns over the size of the premium that NCR paid. Towards the end of the reporting period, the company released positive first quarter results, but declined on lower guidance for 2014. We have maintained our position in this company at period end.

STRATEGY & OUTLOOK

We remain optimistic about the economy and believe that, although there may be bumps along the road, the U.S. is on a path to sustainable recovery. As part of that view, we believe investment back into growth opportunities will benefit industrials, innovation and cyclical improvements should positively impact information technology, and attractive investment opportunities exist within health care. Conversely, we remain less sanguine about the outlook for materials. While we believe that global growth — particularly in emerging economies — may not decelerate further, we also believe it is unlikely to pick-up significantly in the near- to mid-term. Additionally, we remain cautious about the outlook for stocks with similar characteristics to bonds, such as real estate investment trusts (REITs) and utilities, as these would typically react negatively to any rise in interest rates. Management behavior towards the use of free cash flow guides our investment decisions, and our search for

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companies poised for an unanticipated acceleration in return on invested capital is our constant imperative.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements — income statement, balance sheet and statement of cash flows — and aids in finding companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Suncor Energy, Inc.	3.2%
Goldman Sachs Group, Inc. (The)	2.5
Citigroup, Inc.	2.4
Apple, Inc.	2.3
United Technologies Corp.	2.1
Morgan Stanley	2.1
Delta Air Lines, Inc.	2.0
Sanofi, ADR	2.0
Merck & Co., Inc.	2.0
Cardinal Health, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Oil, Gas & Consumable Fuels	10.2%
Insurance	6.6
Pharmaceuticals	6.5
Capital Markets	6.2
Commercial Banks	5.1
Technology Hardware, Storage & Peripherals	5.0
Software	4.6
Health Care Providers & Services	3.5
Machinery	3.1
Semiconductors & Semiconductor Equipment	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2014, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (CGRWX)	9/16/85	7.16%	19.16%	16.42%		7.02%
Class B (CGRBX)	10/2/95	6.76%	18.25%	15.44%		6.48%
Class C (CGRCX)	5/1/96	6.75%	18.27%	15.54%		6.20%
Class I (OGRIX)	2/28/12	7.40%	19.64%	17.37%	*	N/A
Class N (CGRNX)	3/1/01	7.02%	18.86%	16.13%		6.70%
Class Y (CGRYX)	12/16/96	7.30%	19.50%	16.88%		7.42%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (CGRWX)	9/16/85	1.00%	12.31%	15.05%		6.39%
Class B (CGRBX)	10/2/95	1.76%	13.25%	15.21%		6.48%
Class C (CGRCX)	5/1/96	5.75%	17.27%	15.54%		6.20%
Class I (OGRIX)	2/28/12	7.40%	19.64%	17.37%	*	N/A
Class N (CGRNX)	3/1/01	6.02%	17.86%	16.13%		6.70%
Class Y (CGRYX)	12/16/96	7.30%	19.50%	16.88%		7.42%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Value Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance

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includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During 6 Months Ended April 30, 2014
Class A	$1,000.00	$1,071.60	$4.89
Class B	1,000.00	1,067.60	8.80
Class C	1,000.00	1,067.50	8.75
Class I	1,000.00	1,074.00	2.68
Class N	1,000.00	1,070.20	6.18
Class Y	1,000.00	1,073.00	3.66
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.08	4.77
Class B	1,000.00	1,016.31	8.58
Class C	1,000.00	1,016.36	8.53
Class I	1,000.00	1,022.22	2.61
Class N	1,000.00	1,018.84	6.02
Class Y	1,000.00	1,021.27	3.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.95%
Class B	1.71
Class C	1.70
Class I	0.52
Class N	1.20
Class Y	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS    April 30, 2014        Unaudited

	Shares	Value
Common Stocks—99.1%

Consumer Discretionary—8.9%

Auto Components—1.4%
Johnson Controls, Inc.	682,040	$ 30,787,286

Automobiles—0.9%
Daimler AG, Sponsored ADR	213,820	19,787,972

Diversified Consumer Services—0.6%
Apollo Education Group, Inc.[1]	450,390	12,998,256

Hotels, Restaurants & Leisure—1.9%
MGM Resorts International[1]	824,980	20,814,245

Royal Caribbean Cruises Ltd.	442,600	23,515,338

		44,329,583

Household Durables—0.6%
Newell Rubbermaid, Inc.	434,410	13,080,085

Media—2.6%
Cinemark Holdings, Inc.	375,700	11,128,234

Comcast Corp., Cl. A	375,510	19,436,398

Walt Disney Co. (The)	372,222	29,532,093

		60,096,725

Specialty Retail—0.9%
Gap, Inc. (The)	296,760	11,662,668

Lowe’s Cos., Inc.	211,211	9,696,697

		21,359,365

Consumer Staples—6.7%

Beverages—1.1%
PepsiCo, Inc.	281,357	24,165,753

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	148,737	17,205,896

Walgreen Co.	401,128	27,236,591

		44,442,487

Food Products—1.7%
ConAgra Foods, Inc.	520,920	15,893,269

Kraft Foods Group, Inc.	384,827	21,881,264

		37,774,533

	Shares	Value

Household Products—0.8%
Reckitt Benckiser Group plc, Sponsored ADR	1,157,920	$ 18,931,992

Tobacco—1.2%
Lorillard, Inc.	475,841	28,274,472

Energy—12.2%

Energy Equipment & Services—2.0%
National Oilwell Varco, Inc.	285,397	22,412,226

Schlumberger Ltd.	228,876	23,242,358

		45,654,584

Oil, Gas & Consumable Fuels—10.2%
Anadarko Petroleum Corp.	382,338	37,859,109

BP plc, Sponsored ADR	636,398	32,214,467

Enbridge, Inc.	632,040	30,521,212

Occidental Petroleum Corp.	382,178	36,593,543

Phillips 66	285,150	23,730,183

Suncor Energy, Inc.	1,883,750	72,712,750

		233,631,264

Financials—22.1%

Capital Markets—6.2%
Charles Schwab Corp. (The)	901,790	23,942,524

Goldman Sachs Group, Inc. (The)	361,558	57,784,200

Invesco Ltd.	356,320	12,546,027

Morgan Stanley	1,536,818	47,533,781

		141,806,532

Commercial Banks—5.1%
CIT Group, Inc.	418,930	18,034,937

Citigroup, Inc.	1,166,432	55,883,757

KeyCorp	1,063,260	14,502,866

U.S. Bancorp	699,210	28,513,784

		116,935,344

Consumer Finance—2.4%
Capital One Financial Corp.	536,671	39,659,987

SLM Corp.	591,900	15,241,425

		54,901,412

Diversified Financial Services—0.7%
CME Group, Inc.	213,180	15,005,740

Insurance—6.6%
Aflac, Inc.	362,700	22,748,544

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STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Insurance (Continued)
Allstate Corp. (The)	474,655	$27,031,602

American International Group, Inc.	718,164	38,156,053

Aon plc	234,320	19,889,082

MetLife, Inc.	666,170	34,874,000

Sun Life Financial, Inc.	266,760	9,027,158

		151,726,439

Real Estate Investment Trusts (REITs)—1.1%
Public Storage	148,830	26,121,153

Health Care—13.9%

Biotechnology—1.5%
Amgen, Inc.	258,230	28,857,203

Gilead Sciences, Inc.[1]	76,160	5,977,798

		34,835,001

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	376,380	27,396,700

Health Care Providers & Services—3.5%
Cardinal Health, Inc.	639,261	44,435,032

HCA Holdings, Inc.[1]	204,900	10,654,800

UnitedHealth Group, Inc.	332,361	24,940,369

		80,030,201

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc.	238,190	27,153,660

Pharmaceuticals—6.5%
Merck & Co., Inc.	771,560	45,182,554

Roche Holding AG, Sponsored ADR	1,059,110	38,816,382

Sanofi, ADR	848,074	45,626,381

Teva Pharmaceutical Industries Ltd., Sponsored ADR	385,490	18,835,041

		148,460,358

	Shares	Value

Industrials—14.5%
Aerospace & Defense—2.1%
United Technologies Corp.	411,372	$48,677,649

Airlines—2.0%
Delta Air Lines, Inc.	1,243,720	45,806,208

Commercial Services & Supplies—0.8%
Waste Management, Inc.	425,440	18,910,808

Construction & Engineering—0.7%
Chicago Bridge & Iron Co. NV	188,560	15,097,999

Electrical Equipment—2.8%
ABB Ltd., Sponsored ADR[1]	365,278	8,737,449

Eaton Corp. plc	592,328	43,026,706

Schneider Electric S.A., ADR[1]	660,120	12,370,649

		64,134,804

Industrial Conglomerates—2.1%
General Electric Co.	1,291,591	34,730,882

Siemens AG, Sponsored ADR	101,687	13,405,397

		48,136,279

Machinery—3.1%
Caterpillar, Inc.	188,290	19,845,766

Parker Hannifin Corp.	227,953	28,922,677

Pentair Ltd.	174,635	12,973,634

Timken Co.	163,560	10,317,365

		72,059,442

Road & Rail—0.9%
CSX Corp.	690,217	19,477,924

Information Technology—14.6%

Communications Equipment—1.0%
Cisco Systems, Inc.	293,210	6,776,083

QUALCOMM, Inc.	224,250	17,650,718

		24,426,801

Electronic Equipment, Instruments, & Components—1.1%
TE Connectivity Ltd.	422,487	24,918,283

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	Shares	Value

Semiconductors & Semiconductor Equipment—2.9%
Avago Technologies Ltd.	129,400	$8,216,900

Broadcom Corp., Cl. A	352,760	10,868,536

Intel Corp.	1,085,450	28,970,660

Maxim Integrated Products, Inc.	304,451	9,876,390

Microchip Technology, Inc.	172,096	8,181,444

		66,113,930

Software—4.6%
CA, Inc.	514,620	15,510,647

Citrix Systems, Inc.[1]	168,760	10,009,156

Microsoft Corp.	679,920	27,468,768

Oracle Corp.	994,990	40,675,191

Synopsys, Inc.[1]	318,450	11,980,089

		105,643,851

Technology Hardware, Storage & Peripherals—5.0%
Apple, Inc.	88,495	52,220,014

EMC Corp.	1,159,170	29,906,586

NCR Corp.[1]	227,990	6,955,975

SanDisk Corp.	290,368	24,672,569

		113,755,144

Materials—2.2%

Chemicals—1.5%
LyondellBasell Industries NV, Cl. A	171,397	15,854,223

Potash Corp. of Saskatchewan, Inc.	474,020	17,140,563

		32,994,786

	Shares	Value

Paper & Forest Products—0.7%
Louisiana-Pacific Corp.[1]	1,011,650	$16,580,943

Telecommunication Services—1.4%

Diversified Telecommunication Services—1.4%
Telefonica SA, Sponsored ADR	477,134	7,991,994

Verizon Communications, Inc.	521,424	24,366,144

		32,358,138

Utilities—2.6%

Electric Utilities—2.6%
Edison International	770,850	43,599,276

Entergy Corp.	227,980	16,528,550

		60,127,826

Total Common Stocks (Cost $1,885,497,193)		2,268,907,712

Investment Company—0.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[2,3] (Cost $21,199,198)	21,199,198	21,199,198

Total Investments, at Value (Cost $1,906,696,391)	100.0%	2,290,106,910

Assets in Excess of Other Liabilities	0.0	361,849

Net Assets	100.0%	$2,290,468,759

Footnotes to Statement of Investments

1. Non-income producing security.

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STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares April 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	25,923,525	191,747,187	196,471,514	21,199,198

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$21,199,198	$8,817

3. Rate shown is the 7-day yield as of April 30, 2014.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER VALUE FUND

STATEMENT OF

ASSETS AND LIABILITIES    April 30, 2014         Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,885,497,193)	$2,268,907,712
Affiliated companies (cost $21,199,198)	21,199,198

2,290,106,910

Cash	7,253

Receivables and other assets:
Dividends	1,688,539
Shares of beneficial interest sold	848,096
Other	206,469

Total assets	2,292,857,267

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,822,934
Trustees’ compensation	356,463
Distribution and service plan fees	176,906
Shareholder communications	8,333
Other	23,872

Total liabilities	2,388,508

Net Assets	$2,290,468,759

Composition of Net Assets
Par value of shares of beneficial interest	$75,147

Additional paid-in capital	2,189,561,093

Accumulated net investment income	685,243

Accumulated net realized loss on investments	(283,263,243)

Net unrealized appreciation on investments	383,410,519

Net Assets	$2,290,468,759

15      OPPENHEIMER VALUE FUND

STATEMENT OF

ASSETS AND LIABILITIES    Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $645,715,378 and 21,362,082 shares of beneficial interest outstanding)	$30.23
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$32.07

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,527,757 and 655,720 shares of beneficial interest outstanding)	$29.78

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $137,836,814 and 4,754,830 shares of beneficial interest outstanding)	$28.99

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,232,123,098 and 40,013,248 shares of beneficial interest outstanding)	$30.79

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,850,650 and 2,151,020 shares of beneficial interest outstanding)	$29.68

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $191,415,062 and 6,209,674 shares of beneficial interest outstanding)	$30.83

See accompanying Notes to Financial Statements.

16      OPPENHEIMER VALUE FUND

STATEMENT OF

OPERATIONS    For the Six Months Ended April 30, 2014    Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $732,656)	$28,616,889
Affiliated companies	8,817

Total investment income	28,625,706

Expenses
Management fees	5,443,510

Distribution and service plan fees:
Class A	776,953
Class B	102,457
Class C	671,192
Class N	158,945

Transfer and shareholder servicing agent fees:
Class A	697,310
Class B	22,581
Class C	148,475
Class I	179,059
Class N	71,089
Class Y	267,333

Shareholder communications:
Class A	3,354
Class C	746
Class I	93
Class N	360

Trustees’ compensation	22,199

Custodian fees and expenses	6,270

Other	123,543

Total expenses	8,695,469
Less waivers and reimbursements of expenses	(10,814)

Net expenses	8,684,655

Net Investment Income	19,941,051

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	70,200,842

Net change in unrealized appreciation/depreciation on investments	70,706,204

Net Increase in Net Assets Resulting from Operations	$160,848,097

See accompanying Notes to Financial Statements.

17      OPPENHEIMER VALUE FUND

STATEMENT OF

CHANGES IN NET ASSETS

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations
Net investment income	$19,941,051	$32,668,676

Net realized gain	70,200,842	428,848,491

Net change in unrealized appreciation/depreciation	70,706,204	68,386,882

Net increase in net assets resulting from operations	160,848,097	529,904,049

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(10,765,731)	(8,243,071)
Class B	(146,820)	(72,225)
Class C	(1,259,681)	(766,682)
Class I	(24,151,258)	(190)
Class N	(891,928)	(791,763)
Class Y	(6,809,030)	(24,251,061)

	(44,024,448)	(34,124,992)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,099,703)	(133,209,558)
Class B	(3,714,070)	(8,671,850)
Class C	(5,193,849)	(15,170,614)
Class I	146,572,085	923,315,087
Class N	(8,609,208)	(25,868,854)
Class Y	(213,482,163)	(1,198,423,867)

	(110,526,908)	(458,029,656)

Net Assets
Total increase	6,296,741	37,749,401

Beginning of period	2,284,172,018	2,246,422,617

End of period (including accumulated net investment income of $685,243 and $24,768,640, respectively)	$2,290,468,759	$2,284,172,018

See accompanying Notes to Financial Statements.

18      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$28.69	$22.92	$20.97	$20.48	$18.56	$16.11

Income (loss) from investment operations:
Net investment income[2]	0.22	0.32	0.32	0.19	0.12	0.23
Net realized and unrealized gain	1.81	5.76	1.88	0.45	2.08	2.49

Total from investment operations	2.03	6.08	2.20	0.64	2.20	2.72

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.31)	(0.25)	(0.15)	(0.28)	(0.27)

Net asset value, end of period	$30.23	$28.69	$22.92	$20.97	$20.48	$18.56

Total Return, at Net Asset Value[3]	7.16%	26.88%	10.63%	3.14%	11.93%	17.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$645,715	$638,332	$629,917	$689,650	$774,741	$822,406

Average net assets (in thousands)	$640,769	$630,389	$659,914	$767,598	$804,972	$786,984

Ratios to average net assets:[4]
Net investment income	1.54%	1.27%	1.49%	0.88%	0.64%	1.47%
Total expenses[5]	0.95%	0.99%	1.03%	1.02%	1.06%	1.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.99%	1.03%	1.02%	1.06%	1.10%

Portfolio turnover rate	24%	149%	72%	91%	99%	132%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.95%
Year Ended October 31, 2013	0.99%
Year Ended October 31, 2012	1.03%
Year Ended October 31, 2011	1.02%
Year Ended October 29, 2010	1.06%
Year Ended October 31, 2009	1.12%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class B	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$28.09	$22.40	$20.41	$19.97	$18.11	$15.60

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.11	0.14	0.01	(0.03)	0.10
Net realized and unrealized gain	1.78	5.65	1.85	0.43	2.02	2.47

Total from investment operations	1.89	5.76	1.99	0.44	1.99	2.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.07)	0.00	0.00	(0.13)	(0.06)

Net asset value, end of period	$29.78	$28.09	$22.40	$20.41	$19.97	$18.11

Total Return, at Net Asset Value[3]	6.76%	25.78%	9.75%	2.20%	11.01%	16.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,528	$22,050	$25,453	$35,438	$51,609	$61,762

Average net assets (in thousands)	$20,688	$23,322	$29,843	$46,125	$56,054	$59,861

Ratios to average net assets:[4]
Net investment income (loss)	0.79%	0.43%	0.67%	0.03%	(0.18)%	0.67%
Total expenses[5]	1.71%	1.95%	2.15%	2.13%	2.15%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.83%	1.89%	1.90%	1.90%	1.89%

Portfolio turnover rate	24%	149%	72%	91%	99%	132%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.71%
Year Ended October 31, 2013	1.95%
Year Ended October 31, 2012	2.15%
Year Ended October 31, 2011	2.13%
Year Ended October 29, 2010	2.15%
Year Ended October 31, 2009	2.24%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER VALUE FUND

Class C	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$27.41	$21.91	$20.02	$19.57	$17.76	$15.35

Income (loss) from investment operations:
Net investment income (loss)[2]	0.11	0.13	0.15	0.03	(0.02)	0.10
Net realized and unrealized gain	1.73	5.51	1.81	0.43	1.99	2.41

Total from investment operations	1.84	5.64	1.96	0.46	1.97	2.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.14)	(0.07)	(0.01)	(0.16)	(0.10)

Net asset value, end of period	$28.99	$27.41	$21.91	$20.02	$19.57	$17.76

Total Return, at Net Asset Value[3]	6.75%	25.91%	9.82%	2.35%	11.12%	16.64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137,837	$135,364	$121,985	$139,828	$160,129	$164,374

Average net assets (in thousands)	$136,161	$127,553	$127,217	$161,588	$163,194	$152,381

Ratios to average net assets:[4]
Net investment income (loss)	0.79%	0.51%	0.73%	0.14%	(0.11)%	0.66%
Total expenses[5]	1.70%	1.73%	1.79%	1.76%	1.81%	1.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.73%	1.79%	1.76%	1.81%	1.86%

Portfolio turnover rate	24%	149%	72%	91%	99%	132%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.70%
Year Ended October 31, 2013	1.73%
Year Ended October 31, 2012	1.79%
Year Ended October 31, 2011	1.76%
Year Ended October 29, 2010	1.81%
Year Ended October 31, 2009	1.88%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class I	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$29.31	$23.44	$22.65

Income (loss) from investment operations:
Net investment income[2]	0.29	0.39	0.25
Net realized and unrealized gain	1.85	5.91	0.54

Total from investment operations	2.14	6.30	0.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.66)	(0.43)	0.00

Net asset value, end of period	$30.79	$29.31	$23.44

Total Return, at Net Asset Value[3]	7.40%	27.40%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,232,123	$1,025,569	$11

Average net assets (in thousands)	$1,204,120	$351,280	$10

Ratios to average net assets:[4]
Net investment income	1.97%	1.38%	1.65%
Total expenses[5]	0.52%	0.51%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.51%	0.51%

Portfolio turnover rate	24%	149%	72%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.52%
Year Ended October 31, 2013	0.51%
Period Ended October 31, 2012	0.51%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER VALUE FUND

Class N	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$28.11	$22.45	$20.54	$20.07	$18.18	$15.74

Income (loss) from investment operations:
Net investment income[2]	0.18	0.25	0.26	0.13	0.09	0.21
Net realized and unrealized gain	1.78	5.64	1.84	0.43	2.04	2.43

Total from investment operations	1.96	5.89	2.10	0.56	2.13	2.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.23)	(0.19)	(0.09)	(0.24)	(0.20)

Net asset value, end of period	$29.68	$28.11	$22.45	$20.54	$20.07	$18.18

Total Return, at Net Asset Value[3]	7.02%	26.54%	10.34%	2.81%	11.80%	17.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,851	$68,955	$77,880	$92,326	$110,161	$110,610

Average net assets (in thousands)	$65,081	$75,637	$85,585	$104,698	$111,359	$112,033

Ratios to average net assets:[4]
Net investment income	1.29%	1.02%	1.21%	0.61%	0.48%	1.35%
Total expenses[5]	1.20%	1.24%	1.31%	1.30%	1.22%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.24%	1.31%	1.30%	1.22%	1.32%

Portfolio turnover rate	24%	149%	72%	91%	99%	132%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	1.20%
Year Ended October 31, 2013	1.24%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.30%
Year Ended October 29, 2010	1.22%
Year Ended October 31, 2009	1.75%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$29.30	$23.43	$21.44	$20.94	$18.94	$16.49

Income (loss) from investment operations:
Net investment income[2]	0.27	0.46	0.42	0.29	0.23	0.29
Net realized and unrealized gain	1.84	5.82	1.92	0.46	2.10	2.52

Total from investment operations	2.11	6.28	2.34	0.75	2.33	2.81

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.41)	(0.35)	(0.25)	(0.33)	(0.36)

Net asset value, end of period	$30.83	$29.30	$23.43	$21.44	$20.94	$18.94

Total Return, at Net Asset Value[3]	7.30%	27.31%	11.13%	3.59%	12.43%	17.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,415	$393,902	$1,391,177	$1,395,131	$1,319,618	$857,703

Average net assets (in thousands)	$244,102	$1,013,582	$1,401,244	$1,440,060	$1,035,895	$881,802

Ratios to average net assets:[4]
Net investment income	1.85%	1.80%	1.92%	1.31%	1.17%	1.83%
Total expenses[5]	0.71%	0.58%	0.59%	0.58%	0.60%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.58%	0.59%	0.58%	0.60%	0.79%

Portfolio turnover rate	24%	149%	72%	91%	99%	132%

1. October 29, 2010 represents the last business day of the Fund’s 2010 fiscal year.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended April 30, 2014	0.71%
Year Ended October 31, 2013	0.58%
Year Ended October 31, 2012	0.59%
Year Ended October 31, 2011	0.58%
Year Ended October 29, 2010	0.60%
Year Ended October 31, 2009	0.81%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER VALUE FUND

NOTES TO

FINANCIAL STATEMENTS    April 30, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer Value Fund (the “Fund”), a series of Oppenheimer Series Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of April 30, 2014, approximately 60.2% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

25      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended October 31, 2013, the Fund utilized $400,120,941 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$344,906,204

As of April 30, 2014, it is estimated that the capital loss carryforwards would be $274,705,362 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2014, it is estimated that the Fund will utilize $70,200,842 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,915,263,401

Gross unrealized appreciation	$380,543,401
Gross unrealized depreciation	(5,699,892)

Net unrealized appreciation	$374,843,509

26      OPPENHEIMER VALUE FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended April 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,062
Payments Made to Retired Trustees	20,581
Accumulated Liability as of April 30, 2014	162,104

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account

27      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

28      OPPENHEIMER VALUE FUND

2. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price

29      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

30      OPPENHEIMER VALUE FUND

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$202,439,272	$—	$—	$202,439,272
Consumer Staples	153,589,237	—	—	153,589,237
Energy	279,285,848	—	—	279,285,848
Financials	506,496,620	—	—	506,496,620
Health Care	317,875,920	—	—	317,875,920
Industrials	332,301,113	—	—	332,301,113
Information Technology	334,858,009	—	—	334,858,009
Materials	49,575,729	—	—	49,575,729
Telecommunication Services	32,358,138	—	—	32,358,138
Utilities	60,127,826	—	—	60,127,826
Investment Company	21,199,198	—	—	21,199,198

Total Assets	$2,290,106,910	$—	$—	$2,290,106,910

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount

Class A
Sold	1,089,320	$31,902,490	3,433,605	$87,410,301
Dividends and/or distributions reinvested	354,420	10,305,903	345,981	7,763,809
Redeemed	(2,332,567)	(68,308,096)	(9,009,553)	(228,383,668)

Net decrease	(888,827)	$(26,099,703)	(5,229,967)	$(133,209,558)

31      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount

Class B
Sold	13,573	$388,580	44,142	$1,118,695
Dividends and/or distributions reinvested	4,929	142,023	3,151	69,761
Redeemed	(147,731)	(4,244,673)	(398,747)	(9,860,306)

Net decrease	(129,229)	$(3,714,070)	(351,454)	$(8,671,850)

Class C
Sold	267,574	$7,523,290	586,387	$14,396,430
Dividends and/or distributions reinvested	41,625	1,165,475	32,564	703,051
Redeemed	(493,549)	(13,882,614)	(1,248,353)	(30,270,095)

Net decrease	(184,350)	$(5,193,849)	(629,402)	$(15,170,614)

Class I
Sold	8,421,286	$248,126,835	37,803,293	$1,002,544,434
Dividends and/or distributions reinvested	815,791	24,150,968	—	—
Redeemed	(4,209,494)	(125,705,718)	(2,818,070)	(79,229,347)

Net increase	5,027,583	$146,572,085	34,985,223	$923,315,087

Class N
Sold	280,499	$7,978,594	478,204	$11,804,256
Dividends and/or distributions reinvested	29,752	850,393	34,163	752,946
Redeemed	(612,139)	(17,438,195)	(1,528,353)	(38,426,056)

Net decrease	(301,888)	$(8,609,208)	(1,015,986)	$(25,868,854)

Class Y
Sold	717,252	$21,393,974	5,495,638	$138,582,358
Dividends and/or distributions reinvested	227,662	6,720,142	1,049,094	23,971,808
Redeemed	(8,178,714)	(241,596,279)	(52,478,196)	(1,360,978,033)

Net decrease	(7,233,800)	$(213,482,163)	(45,933,464)	$(1,198,423,867)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended April 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$546,092,591	$685,617,666

32      OPPENHEIMER VALUE FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Next $4.6 billion	0.450
Over $5 billion	0.430

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

33      OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$551,516
Class C	3,268,240
Class N	2,660,608

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2014	$92,881	$217	$8,916	$2,552	$188

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended April 30, 2014, the Manager waived fees and/or reimbursed the Fund $10,814 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

34      OPPENHEIMER VALUE FUND

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36      OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

37      OPPENHEIMER VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38      OPPENHEIMER VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39      OPPENHEIMER VALUE FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0375.001.0514 June 25, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1)    Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Series Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	6/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	6/9/2014